UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2018

AYTU BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38247	47-0883144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 206

Englewood, CO 80112

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (720) 437-6580

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 29, 2018, Aytu BioScience, Inc. (the “Company”), issued a secured, non-convertible $5.0 million promissory note (the “Armistice Note”) to Armistice Capital (“Armistice”). The Armistice Note is secured by the future revenue stream from the products licensed to the Company under the License, Development, Manufacturing and Supply Agreement between the Company and TRIS Pharma, Inc. (“Tris Pharma”). The Armistice Note carries an annual interest rate of 8% and has a three-year term with principal and interest payable at that time. The Company has the right in its sole discretion to repay the Armistice Note without penalty at any time after December 29, 2018. A copy of the Armistice Note is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2018 the Board of Directors of the Company expanded the size of the Board of Directors by two seats and elected Ketan B. Mehta as a director. The Company anticipates that the Board of Directors will elect Steven J. Boyd to fill the remaining vacancy in the first quarter of 2019.

Ketan B. Mehta

Mr. Mehta, age 57, is the President and CEO and founder of Tris Pharma. Before founding Tris Pharma in 2000, Mr. Mehta worked for Capsugel (formerly a division of Pfizer) in sales, marketing and business development for eight years. Prior to Capsugel, he spent approximately six years as a pharmaceutical scientist for three different large pharmaceutical companies. Mr. Mehta is a pharmacist by education and holds an MS degree in Pharmaceutical Sciences from the University of Oklahoma. The Board of Directors believes that Mr. Mehta’s experience as a founder and CEO of a pharmaceutical company makes him a valuable member of the Board of Directors..

Mr. Mehta will receive the same compensation as other independent directors, as described under the heading “Compensation of Directors” in the Company’s most recent proxy statement.

As described above, Mr. Mehta is the founder and CEO of Tris Pharma and beneficially owns 100% of the ownership interest in Tris Pharma. On November 2, 2018, the Company entered into a License, Development, Manufacturing and Supply Agreement (the “Tris Agreement”) with TRIS Pharma. Pursuant to the Agreement, TRIS Pharma granted to the Company an exclusive license in the United States related to Tuzistra XR. In addition, TRIS Pharma has agreed to grant an exclusive license in the United States related to a complementary antitussive referred to as “CCP-08” (together with Tuzistra XR, the “Products”) for which marketing approval has been sought by TRIS Pharma under a New Drug Application filed with the FDA. As consideration for the license granted, the Company made an upfront cash payment to TRIS Pharma of $500,000 and also issued to TRIS Pharma 400,000 shares of Series D Convertible Preferred Stock. The Company expects to pay Tris Pharma more than $40.0 million over the life of the Tris Agreement, assuming, among other items, that (i) CCP-08 receives FDA approval, (ii) the Products are accepted by the market, (iii) expected sales targets and objectives are met. No assurance can be given that any of these items will occur.

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Steven J. Boyd

Mr. Boyd, age 37, is the Chief Investment Officer and founder of Armistice, a hedge fund focused on the health care and consumer sectors based in New York City. Prior to founding Armistice, Mr. Boyd was a senior research analyst at Senator Investment Group, an associate at York Capital, an analyst at SAB Capital Management and an analyst at McKinsey & Company. Mr. Boyd is a graduate of the University of Pennsylvania, with degrees in economics and political science. He serves on the boards of directors of each of Cerecor Inc. and Eyegate Pharmaceuticals, Inc. The Board of Directors believes that Mr. Boyd’s experience in the capital markets and strategic transactions, and his focus on the healthcare industry makes him a valuable member of the Board of Directors. Mr. Boyd has elected to not receive any compensation for his board service.

As described above, Mr. Boyd is the Chief Investment Officer and founder of Armistice. The disclosure under Item 1.01 above about the Armistice Note is incorporated herein by reference. In addition, Armistice has purchased securities from the Company in three transactions since January 1, 2017, including (i) $3.0 million for shares of preferred stock, common stock and warrants in the Company’s August 2017 private placement, (ii) $2.0 million for shares of preferred stock, common stock and warrants in the Company’s March 2018 public offering, (iii) $615,000 for the exercise of warrants in March 2018 and (iv) $4.0 million for shares of preferred stock, common stock and warrants in the Company’s October 2018 public offering.

Cautionary Statement About Forward-Looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements reflect the Company’s expectations about its future operating results, performance, and opportunities that involve substantial risks and uncertainties. When used herein, the words “anticipate,” “believe,” “estimate,” “upcoming,” “plan,” “target”, “intend” and “expect” and similar expressions, as they relate to the Company, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company’s actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company’s SEC filings. Please see the risks and uncertainties detailed in the “Forward-Looking Statements” and “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended June 30, 2018, and in other documents and reports the Company files from time to time with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is being filed herewith:

Exhibit	Description

10.1	Promissory Note Issued to Armistice Capital dated November 29, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AYTU BIOSCIENCE, INC.

Date: December 4, 2018	By:	/s/ Joshua R. Disbrow
Joshua R. Disbrow Chief Executive Officer

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